UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2019

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the fund) is to provide current income and the potential for total return. The Manager seeks to achieve this objective through a diversified credit exposure to securitized assets, including asset-backed securities (“ABS”), commercial mortgage- backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”).

In purchasing securities for the fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market to make sector and capital structure allocation decisions. The Manager utilizes a bottom- up approach for individual security selection that is focused on the risk/return profile of each security.

Market Review

Healthy economic indicators, including steady Gross Domestic Product growth, low unemployment, and a favorable inflation rate characterized the 12 months ending October 31, 2019. The Fed cut interest rates by a quarter point on both August 1 and September 19, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. We do not expect the Federal Reserve (Fed) to cut rates again in 2019 given the US-China potential trade deal and recent stabilization in key economic indicators. We believe the Fed may remain on hold for the next twelve months, especially if data continues to improve later this year and into 2020. To that end, we do not expect a U.S recession to take hold over the next twelve months. Yields are expected to remain range bound driven by risk appetite and political developments.

The trade war with China continues to linger; in fact, this is showing up distinctly in data. The largest port facility in the US in Los Angeles and Long Beach saw a decrease in October of 14.1% of trans-Pacific freight containers entering the ports in comparison to the year earlier. President Trump has stated he does not have any plans to reduce tariffs and it’s still debatable whether new tariffs scheduled for December will be canceled.

The rate on Benchmark 10-year U.S treasury ranged from 3.24% to 1.47% over the last year. Longer-term bonds (those with maturities of ten years and above) generated the best performance and outpaced the two- to five-year segment. The gap between the two- and ten-year yields narrowed as a result, leading to a flattening of the yield curve. The curve in fact inverted for a brief stretch in late August, with the ten-year yield trading below that of the two-year note. Because inversions have often been a leading indicator of recession, there has been mounting concern about the economic outlook.

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Securitized assets (such as mortgage backed securities, asset backed securities, and commercial mortgage backed securities) were one of the best performing credit sectors in 2018 and have continued to perform well throughout 2019.

Portfolio Performance Discussion

The ICE BofA Merrill Lynch ABS & CMBS Index (the index), a broad measure of the securitized credit market, posted a total return of +7.76% and an excess return of +0.59% over duration-matched Treasurys. The fund generated a total return of +6.62%, trailing its benchmark by 114 basis points.

	CUMULATIVE		AVERAGE ANNUALIZED RETURN
	TOTAL RETURN
	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
FUND	1.57%	5.73%	6.62%	6.58%	5.86%	8.48%
INDEX	1.48%	6.14%	7.76%	3.24%	2.90%	3.72%

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The Fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Security selection was additive to relative performance. Sector allocation and yield curve positioning were both detractors from excess return for the period.

Securitized credit markets recovery from the weakness experienced in the fourth quarter of 2018 continued through the third quarter of 2019. CMBS, ABS, and RMBS generated positive absolute returns and outperformed duration matched Treasurys by 236bps, 113bps and 36bps, respectively. However, the fund underperformed its benchmark by 114bps for the time period of October 2018 to October 2019. Allocations within RMBS and ABS were additive to performance, with RMBS, specifically legacy RMBS, contributing the most relative to the benchmark as spreads tightened. Security selection within Single Family Rentals also contributed to the positive relative return of RMBS. However, the account’s CMBS holdings were significantly outperformed by 360bps from an absolute return standpoint by those in the benchmark (this was the top- performing credit sector in the benchmark), making it the top detractor to relative return, and more than offsetting the contributions from other sectors.

The fund’s effective duration as of October 31, 2019 was 2.40, approximately 0.87 years shorter than that of the index.

2  |

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Outlook

Global economic data may continue to indicate weakness near term. However, we expect the manufacturing driven slowdown to reverse course later in the fourth quarter without a recession. The Federal Reserve (Fed) cut its key policy rate by 25 basis points in late October of 2019, but Reserve Chair Jerome Powell now considers the current rate appropriate and they likely will remain steady and not further altered when the board meets again in December of 2019. Elsewhere, the European Central Bank and Bank of Japan have indicated signs of continued easing until growth and inflation approach mandated targets. Global growth consensus forecasts have stabilized across developed and emerging market economies. Absolute levels of real GDP still look decent for this year and next. We still expect labor market strength and rising wages. However, these conditions may not result in substantially higher consumer price inflation as they have in past expansions. We fear manufacturing sector weakness could bleed through to service-oriented sectors, leading to increased job loss. For now, we see limited indications of such an outcome.

US home prices rose 5% in 2018 and our expectation has been for 3% appreciation throughout 2019. Higher rates and affordability constraints will slow growth in the housing sector, and additional underperformance will continue to manifest itself in geographies that have witnessed substantial appreciation in recent years. On a national basis however, strong demographic demand and persistent lack of supply will continue to support prices. Credit fundamentals continue to be good and new mortgages show excellent underwriting quality and low delinquencies. In securities, our outlook is generally positive, which have performed in line with broader risk assets, in most cases with substantially less volatility. We continue to find opportunity in pockets of the market that have lagged.

Consumer fundamentals remain stable supported by low levels of unemployment, rising wages and tight underwriting standards. We continue to watch closely for any signs of unexpected pressure on the consumer from changes in the US economy. In Q3 2019, Consumer ABS spreads were slightly wider on strong supply as issuers take advantage of the rate rally and lock in low borrowing costs. The sector stills offers comparable carry to corporates but with shorter spread duration, lower volatility and solid fundamentals, making it an attractive investment. The commercial ABS sector continues to show divergence from the consumer ABS sector, particularly in the transportation and manufacturing sectors. Airline profitability remains challenged by higher unit costs and slowing global passenger growth, despite favorable long-term trends. On-the-run Whole Business ABS continue to look attractive relative to comparable corporate bonds while we are cautious on off-the-run names that are testing the market’s appetite with new asset classes and higher leverage. Select equipment ABS also offer incremental spread pickup over consumer ABS while offering better liquidity than other Commercial ABS assets.

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Commercial Real Estate (CRE) fundamentals are late cycle but remain positive. Like much of the economy, the sector is in a “growth recession” with appreciation and income growth both positive but slowing. Valuations are high vs history, but supported by past income growth, a strong mortgage market and an estimated $350 bn of committed capital. Construction is limited and demand for space is supported by job creation. NOI growth of 4% this year, should support 1%-4% price appreciation but performance is expected to vary across markets and property types. If the US economy avoids recession and interest rates remain low, the next CRE expansion could start in 2020 (with some sub market exceptions). CMBS retains an attractive carry relative to corporate bonds.

We expect spreads to follow corporates but with less volatility, but heavy new issuance could pressure spreads during Q4. The credit curve will continue to be pressured by low yields (traditional AAA buyers are reaching for yield in AA and A rated bonds and bids remain aggressive for BBB and lower rated bonds).

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

4  |

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2019*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date**
Loomis Sayles Full Discretion Institutional Securitized Fund	6.62%	6.58%	5.86%	8.48%
BofA Merrill Lynch US ABS & CMBS Index	7.76%	3.24%	2.90%	3.72%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

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Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 61.3%

	Accelerated Assets, Series 2018-1, Class B
$1,002,966	4.510%, 12/02/33 (A)	$1,031,530

	ACIS CLO, Series 2014-4A, Class B
850,000	4.023%, VAR ICE LIBOR USD 3 Month+1.770%, 05/01/26 (A)	848,424

	Adams Outdoor Advertising, Series 2018-1, Class C
5,200,000	7.356%, 11/15/48 (A)	5,471,199

	AGL CLO 1, Series 2019-1A, Class D
850,000	5.768%, VAR ICE LIBOR USD 3 Month+3.850%, 10/20/32 (A)	850,000

	Alinea CLO, Series 2018-1A, Class C
1,030,000	3.866%, VAR ICE LIBOR USD 3 Month+1.900%, 07/20/31 (A)	974,946

	American Airlines Pass-Through Trust, Series 2012-2, Class C
4,000,000	4.700%, 06/03/21	4,114,788

	American Homes 4 Rent, Series 2014-SFR2, Class E
4,610,000	6.231%, 10/17/36 (A)	5,135,034

	American Homes 4 Rent, Series 2015-SFR1, Class F
3,966,000	5.885%, 04/17/52 (A)	4,330,586

	Atrium XV, Series 15A, Class D
845,000	4.934%, VAR ICE LIBOR USD 3 Month+3.000%, 01/23/31 (A)	785,891

	Avid Automobile Receivables Trust, Series 2019-1, Class D
1,340,000	4.030%, 07/15/26 (A)	1,343,015

	Avis Budget Rental Car Funding AESOP, Series 2019-2A, Class C
1,000,000	4.240%, 09/22/25 (A)	1,048,541

	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B3
1,400,000	4.150%, 06/28/57 (A) (B)	1,471,746

	Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class B
645,937	5.682%, 12/16/41 (A)	678,821

	Business Jet Securities, Series 2019-1, Class A
3,302,680	4.212%, 07/15/34 (A)	3,390,521

	CarVal CLO III, Series 2019-2A, Class D
1,550,000	5.966%, VAR ICE LIBOR USD 3 Month+3.700%, 07/20/32 (A)	1,482,674

	Castlelake Aircraft Securitization Trust, Series 2019-1A, Class C
4,060,907	6.899%, 04/15/39 (A)	4,086,000

	CCG Receivables Trust, Series 2019-1, Class C
875,000	3.570%, 09/14/26 (A)	897,302

	Cent CLO 17, Series 2018-C17A, Class BR
750,000	3.786%, VAR ICE LIBOR USD 3 Month+1.850%, 04/30/31 (A)	718,781

	Coinstar Funding, Series 2017-1A, Class A2
6,093,750	5.216%, 04/25/47 (A)	6,334,089

	Colony American Finance, Series 2015-1, Class D
3,000,000	5.649%, 10/15/47 (A)	3,048,267

The accompanying notes are an integral part of the financial statements.

6  |

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 61.3% (continued)

	Colony American Finance, Series 2015-1, Class E
$3,311,000	6.560%, 10/15/47 (A)	$3,384,299

	CoreVest American Finance Trust, Series 2017-1, Class D
1,715,000	4.358%, 10/15/49 (A)	1,739,543

	CoreVest American Finance Trust, Series 2019-1, Class E
575,000	5.489%, 03/15/52 (A)	611,250

	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B
619,318	5.103%, 05/25/35	625,560

	CPS Auto Receivables Trust, Series 2015-B, Class E
2,130,000	6.220%, 08/15/22 (A)	2,160,923

	DB Master Finance, Series 2017-1A, Class A2II
2,269,575	4.030%, 11/20/47 (A)	2,339,705

	DB Master Finance, Series 2019-1A, Class A23
1,446,375	4.352%, 05/20/49 (A)	1,516,727

	Diamond Resorts Owner Trust, Series 2017-1A, Class C
2,001,514	6.070%, 10/22/29 (A)	2,057,461

	Diamond Resorts Owner Trust, Series 2018-1, Class C
1,507,157	4.530%, 01/21/31 (A)	1,543,111

	Domino’s Pizza Master Issuer, Series 2017-1A, Class A23
3,626,000	4.118%, 07/25/47 (A)	3,809,512

	Domino’s Pizza Master Issuer, Series 2018-1A, Class A2I
2,152,750	4.116%, 07/25/48 (A)	2,246,244

	Domino’s Pizza Master Issuer, Series 2018-1A, Class A2II
335,750	4.328%, 07/25/48 (A)	353,152

	DRIVEN BRANDS FUNDING, Series 2018-1A, Class A2
733,825	4.739%, 04/20/48 (A)	772,652

	DRIVEN BRANDS FUNDING, Series 2019-1A, Class A2
655,050	4.641%, 04/20/49 (A)	693,560

	Elevation CLO, Series 2019-4A, Class CR
1,850,000	4.203%, VAR ICE LIBOR USD 3 Month+2.200%, 04/18/27 (A)	1,841,856

	Elm Trust, Series 2018-2A, Class A2
1,875,000	4.605%, 10/20/27 (A)	1,896,503

	Falcon Aerospace, Series 2017-1, Class A
1,441,074	4.581%, 02/15/42 (A)	1,457,809

	FAN Engine Securitization, Series 2013-1A, Class 1A
3,891,699	4.625%, 10/15/43 (A) (C) (D)	3,697,114

	First Investors Auto Owner Trust, Series 2016-1A, Class E
5,000,000	7.720%, 11/15/22 (A)	5,100,837

	First Investors Auto Owner Trust, Series 2016-2A, Class E
2,100,000	5.750%, 09/15/23 (A)	2,167,025

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 61.3% (continued)

	First Investors Auto Owner Trust, Series 2019-2A, Class E
$2,620,000	3.880%, 01/15/26 (A)	$2,627,247

	GCA Holdings, Series 2014-1, Class C
1,994,331	6.000%, 01/05/30 (A) (C) (D)	1,619,397

	GCA Holdings, Series 2014-1, Class D
875,508	7.500%, 01/05/30 (A) (C) (D)	480,654

	GCA Holdings, Series 2014-1, Class E
3,160,000	0.651%, 01/05/30 (A) (C) (D)	—

	Genesis Sales Finance Master Trust, Series 2019-AA, Class B
1,000,000	5.420%, 08/20/23 (A)	1,019,772

	Global Container Assets, Series 2015-1A, Class B
639,169	4.500%, 02/05/30 (A)	631,826

	Harbour Aircraft Investments, Series 2017-1, Class C
5,479,216	8.000%, 11/15/37	5,494,393

	Horizon Aircraft Finance I, Series 2018-1, Class A
3,942,744	4.458%, 12/15/38 (A)	4,074,847

	Horizon Aircraft Finance II, Series 2019-1, Class C
976,191	6.900%, 07/15/39 (A)	996,467

	HPLY Trust, Series 2019-HIT, Class C
1,406,788	3.514%, VAR ICE LIBOR USD 1 Month+1.600%, 11/15/36 (A)	1,407,667

	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10
3,375,000	4.155%, 08/05/34 (A)	3,535,262

	Invitation Homes Trust, Series 2018-SFR1, Class E
2,062,718	3.889%, VAR ICE LIBOR USD 1 Month+2.000%, 03/17/37 (A)	2,062,712

	Invitation Homes Trust, Series 2018-SFR3, Class E
3,130,000	3.889%, VAR ICE LIBOR USD 1 Month+2.000%, 07/17/37 (A)	3,131,626

	Invitation Homes Trust, Series 2018-SFR2, Class E
5,700,000	3.914%, VAR ICE LIBOR USD 1 Month+2.000%, 06/17/37 (A)	5,699,984

	JOL Air, Series 2019-1, Class B
952,883	4.948%, 04/15/44 (A)	963,303

	Kestrel Aircraft Funding, Series 2018-1A, Class A
2,576,476	4.250%, 12/15/38 (A)	2,640,410

	Madison Park Funding XXI, Series 2016-21A, Class B
1,565,000	4.690%, VAR ICE LIBOR USD 3 Month+2.750%, 07/25/29 (A)	1,563,454

	MAPS, Series 2018-1A, Class B
1,503,820	5.193%, 05/15/43 (A)	1,555,716

	Morgan Stanley Capital I Trust, Series 2011-C2, Class E
1,180,000	5.488%, 06/15/44 (A) (B)	1,172,244

	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.705%, 02/05/35 (A) (B)	2,070,735

The accompanying notes are an integral part of the financial statements.

8  |

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 61.3% (continued)

	Mountain View CLO X, Series 2018-10A, Class CR
$960,000	3.851%, VAR ICE LIBOR USD 3 Month+1.850%, 10/13/27 (A)	$ 948,275

	OCP CLO, Series 2017-10A, Class BR
1,070,000	3.786%, VAR ICE LIBOR USD 3 Month+1.850%, 10/26/27 (A)	1,055,011

	OCP CLO, Series 2019-17A, Class E
1,000,000	8.957%, VAR ICE LIBOR USD 3 Month+6.660%, 07/20/32 (A)	905,082

	Octagon Investment Partners 37, Series 2018-2A, Class B
940,000	3.690%, VAR ICE LIBOR USD 3 Month+1.750%, 07/25/30 (A)	893,723

	Octagon Investment Partners XXIII, Series 2018-1A, Class CR
850,000	3.851%, VAR ICE LIBOR USD 3 Month+1.850%, 07/15/27 (A)	836,458

	OneMain Financial Issuance Trust, Series 2015-3A, Class C
1,000,000	5.820%, 11/20/28 (A)	1,056,559

	OneMain Financial Issuance Trust, Series 2015-1A, Class D
3,400,000	6.630%, 03/18/26 (A)	3,434,726

	OneMain Financial Issuance Trust, Series 2018-1A, Class D
1,745,000	4.080%, 03/14/29 (A)	1,780,509

	Orange Lake Timeshare Trust, Series 2019-A, Class D
2,621,597	4.930%, 04/09/38 (A)	2,667,610

	Palmer Square CLO, Series 2019-1A, Class C
1,000,000	5.685%, VAR ICE LIBOR USD 3 Month+3.750%, 11/14/32 (A)	1,000,000

	Palmer Square Loan Funding, Series 2019-2A, Class B
1,710,000	4.216%, VAR ICE LIBOR USD 3 Month+2.250%, 04/20/27 (A)	1,707,343

	Pioneer Aircraft Finance, Series 2019-1, Class B
1,291,518	4.948%, 06/15/44 (A)	1,313,957

	Planet Fitness Master Issuer, Series 2018-1A, Class A2II
4,727,250	4.666%, 09/05/48 (A)	4,940,071

	Prestige Auto Receivables Trust, Series 2019-1A, Class E
610,000	3.900%, 05/15/26 (A)	617,864

	Prestige Financial Services
2,000,000	5.287%, 01/31/20 (C) (D)	2,000,000

	PRPM, Series 2017-2A, Class A2
1,690,000	5.000%, 09/25/22 (A)	1,695,174

	PRPM, Series 2017-3A, Class A2
2,076,000	5.000%, 11/25/22 (A) (B)	2,063,384

	PRPM, Series 2018-1A, Class A2
1,180,000	5.000%, 04/25/23 (A) (B)	1,175,214

	RCO V Mortgage, Series 2018-1, Class A1
2,618,436	4.000%, 05/25/23 (A)	2,619,715

	SCF Equipment Leasing, Series 2018-1A, Class C
3,485,000	4.210%, 04/20/27 (A)	3,503,025

The accompanying notes are an integral part of the financial statements.

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Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 61.3% (continued)

	SCF Equipment Leasing, Series 2019-1A, Class E
$3,508,811	5.490%, 04/20/30 (A)	$ 3,590,501

	Springleaf Funding Trust, Series 2017-AA, Class C
700,000	3.860%, 07/15/30 (A)	715,908

	Starwood Retail Property Trust, Series 2014-STAR, Class E
3,185,000	6.064%, VAR ICE LIBOR USD 1 Month+4.150%, 11/15/27 (A)	2,477,264

	Tidewater Auto Receivables Trust, Series 2016-AA, Class E
3,700,000	9.250%, 05/15/23 (A)	3,700,787

	Tidewater Auto Receivables Trust, Series 2018-AA, Class D
660,000	4.300%, 11/15/24 (A)	674,756

	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E
866,000	4.890%, 05/10/63 (A) (B)	717,374

	United Airlines Pass-Through Trust, Series 2014-1, Class B
1,598,259	4.750%, 04/11/22	1,650,300

	WAVE Trust, Series 2017-1A, Class B
2,491,124	5.682%, 11/15/42 (A)	2,586,909

	Welk Resorts, Series 2019-AA, Class D
721,165	4.030%, 06/15/38 (A)	728,781

	Wendy’s Funding, Series 2019-1A, Class A2II
1,496,250	4.080%, 06/15/49 (A)	1,555,965

	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E
1,315,000	4.814%, 06/15/45 (A) (B) (C) (D)	1,185,828

	Willis Engine Structured Trust IV, Series 2018-A, Class A
2,597,892	4.750%, 09/15/43 (A)	2,705,749

	Wingstop Funding, Series 2018-1, Class A2
945,250	4.970%, 12/05/48 (A)	985,395

	Total Asset-Backed Securities

	(Cost $190,444,888)	190,293,931

Residential Mortgage-Backed Obligations — 18.9%

	Alternative Loan Trust, Series 2004-28CB, Class 5A1
254,598	5.750%, 01/25/35 (C) (D)	258,174

	Alternative Loan Trust, Series 2004-J10, Class 2CB1
1,649,593	6.000%, 09/25/34	1,762,927

	Alternative Loan Trust, Series 2004-J3, Class 1A1
495,891	5.500%, 04/25/34	510,969

	Alternative Loan Trust, Series 2005-J1, Class 2A1
228,237	5.500%, 02/25/25	234,087

The accompanying notes are an integral part of the financial statements.

10  |

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 18.9% (continued)

	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
$812,633	5.500%, 10/25/33	$857,356

	Banc of America Funding Trust, Series 2005-7, Class 3A1
1,037,094	5.750%, 11/25/35	1,122,233

	Banc of America Funding Trust, Series 2007-4, Class 5A1
299,159	5.500%, 11/25/34	301,076

	CAM Mortgage Trust, Series 2018-1, Class A1
7,000	3.960%, 12/01/65 (A)	6,996

	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
348,636	4.607%, 08/25/34 (B) (C) (D)	345,914

	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
1,235,847	4.769%, 08/25/35 (B)	1,226,641

	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
234,653	4.606%, 09/25/34 (A) (B) (C) (D)	240,593

	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
1,383,816	4.190%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.400%, 11/25/35 (A)	1,399,642

	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1
3,496,385	4.125%, 03/25/59 (A)	3,506,418

	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1
1,073,283	4.000%, 01/25/68 (A) (B)	1,079,516

	Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
2,315,000	4.223%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/31 (A)	2,333,698

	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11
342,613	5.500%, 08/25/34 (C) (D)	349,591

	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-1, Class 3A5
2,204,164	6.160%, 12/25/33	2,301,488

	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
888,540	2.173%, VAR ICE LIBOR USD 1 Month+0.350%, 06/25/34	886,722

	FHLMC Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2
830,000	3.623%, VAR ICE LIBOR USD 1 Month+1.800%, 07/25/30	829,644

	FNMA Connecticut Avenue Securities, Series 2017-C07, Class 1M2
2,048,000	4.223%, VAR ICE LIBOR USD 1 Month+2.400%, 05/25/30	2,078,634

	FNMA Connecticut Avenue Securities, Series 2017-C05, Class 1M2
3,045,000	4.023%, VAR ICE LIBOR USD 1 Month+2.200%, 01/25/30	3,080,839

	GS Mortgage Securities Trust, Series 2011-GC5, Class D
3,420,000	5.390%, 08/10/44 (A) (B)	3,406,913

The accompanying notes are an integral part of the financial statements.

|  11

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 18.9% (continued)

	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
$65,546	4.506%, 07/25/35 (B) (C) (D)	$ 65,092

	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A
1,252,585	4.480%, 10/25/34 (B)	1,278,173

	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
1,638,245	3.867%, 08/25/35 (B)	1,488,234

	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1
4,213,242	2.033%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/46	3,622,248

	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
1,980,797	6.000%, 09/25/34	2,110,067

	Lehman Mortgage Trust, Series 2007-9, Class 1A1
1,156,225	6.000%, 10/25/37	1,232,098

	Lehman XS Trust, Series 2006-2N, Class 1A1
895,353	2.083%, VAR ICE LIBOR USD 1 Month+0.260%, 02/25/46	833,368

	Lehman XS Trust, Series 2006-12N, Class A2A1
72	1.973%, VAR ICE LIBOR USD 1 Month+0.150%, 08/25/46 (C) (D)	70

	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
1,714,259	3.945%, 03/25/35 (B)	1,671,476

	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1
2,457,907	3.475%, 03/25/35 (B)	2,280,200

	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
781,070	4.798%, 04/25/36 (B)	796,686

	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
533,491	5.250%, 11/25/33	561,784

	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
3,393,947	5.500%, 03/25/34	3,464,011

	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
559,179	5.500%, 06/25/34	583,811

	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
751,291	6.000%, 06/25/34	789,482

	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
1,688,966	6.000%, 09/25/34	1,810,611

	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
214,362	5.500%, 11/25/35	224,280

	RFMSI Series Trust, Series 2005-SA1, Class 1A1
2,401,200	4.944%, 03/25/35 (B)	1,766,765

	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1
5,167,353	2.133%, VAR ICE LIBOR USD 1 Month+0.310%, 07/25/35	4,145,252

The accompanying notes are an integral part of the financial statements.

12  |

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 18.9% (continued)

	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1
$551,436	5.126%, 03/25/35 (B)	$ 568,423

	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A11
1,279,683	5.500%, 03/25/36	1,301,345

	Total Residential Mortgage-Backed Obligations

	(Cost $56,720,525)	58,713,547

Commercial Mortgage-Backed Obligations — 11.1%

	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1
775,000	5.414%, VAR ICE LIBOR USD 1 Month+3.500%, 11/15/31 (A)	773,312

	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2
2,215,000	6.414%, VAR ICE LIBOR USD 1 Month+4.500%, 11/15/31 (A)	2,207,812

	Commercial Mortgage Trust, Series 2012-LC4, Class D
1,605,000	5.537%, 12/10/44 (A) (B)	1,447,464

	Commercial Mortgage Trust, Series 2012-CR2, Class E
1,000,000	4.831%, 08/15/45 (A) (B)	995,601

	Credit Suisse Commercial Mortgage Securities, Series 2019-SKLZ, Class D
455,000	5.514%, VAR ICE LIBOR USD 1 Month+3.600%, 01/15/34 (A)	458,131

	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM
1,436,893	5.869%, 09/15/40 (B)	1,073,985

	CSMC Trust, Series 2014-USA, Class E
5,475,000	4.373%, 09/15/37 (A)	5,195,267

	CSMC Trust, Series 2018-RPL7, Class A1
1,312,301	4.000%, 08/26/58 (A)	1,327,320

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM
142,985	5.464%, 01/15/49 (B)	142,464

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class D
592,000	6.085%, 06/15/43 (A) (B)	637,809

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class D
3,000,000	5.395%, 08/15/46 (A) (B)	3,067,287

	Motel 6 Trust, Series 2017-M6MZ, Class M
7,028,130	8.848%, VAR ICE LIBOR USD 1 Month+6.927%, 08/15/24 (A)	7,099,913

	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.584%, 03/11/31 (A) (B)	1,842,969

The accompanying notes are an integral part of the financial statements.

|  13

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 11.1% (continued)

	Starwood Retail Property Trust, Series 2014-STAR, Class F
$3,785,000	5.360%, VAR ICE LIBOR USD 1 Month+3.446%, 11/15/27 (A) (C) (D)	$2,838,750

	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D
2,500,673	5.652%, 02/15/44 (A) (B)	2,559,870

	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D
3,240,343	5.683%, 03/15/44 (A) (B)	2,834,193

	Total Commercial Mortgage-Backed Obligations

	(Cost $34,541,368)	34,502,147

Other Investment — 2.5%

	ECAF I BLOCKER Ltd.
900	0.000%, 03/15/40 (C) (D)	7,776,000

	Total Other Investment

	(Cost $9,000,000)	7,776,000

Municipal Bond — 0.9%

	Michigan State, Tobacco Settlement Financing Authority, RB, Series A
2,830,000	7.309%, 06/01/34	2,917,306

	Total Municipal Bond

	(Cost $2,509,639)	2,917,306

Shares
Short-Term Investment — 5.2%

16,076,661	Dreyfus Treasury Prime Cash Management, Institutional Class , 1.640%(E)	16,076,661

	Total Short-Term Investment

	(Cost $16,076,661)	16,076,661

	Total Investments — 100.0%

	(Cost $309,293,081)	310,279,592

	Other Assets and Liabilities, net — 0.0%	(21,923)

	Net Assets — 100.0%	$310,257,669

The accompanying notes are an integral part of the financial statements.

14  |

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2019 was $221,668,364, representing 71.4% of Net Assets of the Portfolio.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2019, was $20,857,177 and represented 6.7% of net assets.

(E)	The rate shown is the 7-day effective yield as of October 31, 2019.

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

RB — Revenue Bond

VAR — Variable Rate

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2019, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$181,310,938	$8,982,993	$190,293,931
Residential Mortgage-Backed Obligations	—	57,454,113	1,259,434	58,713,547
Commercial Mortgage-Backed Obligations	—	31,663,397	2,838,750	34,502,147
Other Investment	—	—	7,776,000	7,776,000
Municipal Bond	—	2,917,306	—	2,917,306
Short-Term Investment	16,076,661	—	—	16,076,661

Total Investments in Securities	$16,076,661	$273,345,754	$20,857,177	$310,279,592

The accompanying notes are an integral part of the financial statements.

|  15

Portfolio of Investments — as of October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Asset-Backed Securities	Investments in Commercial Mortgage-Backed Obligations	Investments in Residential Mortgage-Backed Obligations	Investments in Other Investments	Total
Balance as of November 1, 2018	$13,576,029	$3,255,100	$5,554	$8,071,875	$24,908,558
Accrued discounts/premiums	18,897	16,613	16	—	35,526
Realized gain/(loss)	(2,489)	—	20,662	—	18,173
Change in unrealized appreciation/(depreciation)	354,917	(432,963)	541	(295,875)	(373,380)
Purchases	6,000,000	—	—	—	6,000,000
Sales	(4,881,712)	—	(26,703)	—	(4,908,415)
Net transfer into Level 3	4,882,943	—	1,259,364	—	6,142,307
Net transfer out of Level 3	(10,965,592)	—	—	—	(10,965,592)

Ending Balance as of October 31, 2019	$8,982,993	$2,838,750	$1,259,434	$7,776,000	$20,857,177

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date:	$64,951	$(432,963)	$(4,045)	$(295,875)	$(667,932)

For the year ended October 31, 2019, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). All transfers, if any, are recognized by the Fund at the end of each period.

For the year ended October 31, 2019, there have been no significant changes to the Fund’s fair value methodologies.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16  |

Statement of Assets and Liabilities

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS

Investments at cost	$309,293,081

Investments at value	$310,279,592

Interest receivable	1,078,725

Prepaid expenses	4,307

TOTAL ASSETS	311,362,624

LIABILITIES

Payable for securities purchased	850,000

Payable for capital shares redeemed	160,000

Administration fees payable	31,650

Trustees’ fees payable	4,303

Chief Compliance Officer fees payable	1,797

Other accounts payable and accrued expenses	57,205

TOTAL LIABILITIES	1,104,955

NET ASSETS	$310,257,669

NET ASSETS CONSIST OF:

Paid-in capital	$304,348,166

Total distributable earnings	5,909,503

NET ASSETS	$310,257,669

Institutional Class:

Net assets	$310,257,669

Outstanding shares of beneficial interest (unlimited authorization - no par value)	28,139,084

Net asset value, offering and redemption price per share	$11.03

The accompanying notes are an integral part of the financial statements.

|  17

Statement of Operations

For the year ended October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME

Interest	$18,531,812

Dividends	590,590

Total Income	19,122,402

Expenses

Administration fees	423,001

Trustees’ fees	16,542

Chief Compliance Officer fees	5,759

Transfer agent fees	72,546

Legal fees	43,478

Pricing fees	41,663

Audit and fees	32,290

Registration fees	25,448

Custodian fees	22,076

Shareholder reporting fees	4,137

Miscellaneous fees	3,765

Total expenses	690,705

Net investment income	18,431,697

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized gain on investments	2,464,326

Net change in unrealized appreciation on investments	1,537,996

Net realized and unrealized gain on investments	4,002,322

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,434,019

The accompanying notes are an integral part of the financial statements.

18  |

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018

FROM OPERATIONS:

Net investment income	$18,431,697	$23,981,242

Net realized gain on investments	2,464,326	1,491,589

Net change in unrealized appreciation/(depreciation) on investments	1,537,996	(7,749,676)

Net increase in net assets resulting from operations	22,434,019	17,723,155

DISTRIBUTIONS:	(17,845,955)	(33,410,005)

RETURN OF CAPITAL:	–	(8,286,689)

CAPITAL SHARE TRANSACTIONS:(1)

Issued	10,200,000	21,641,200

Reinvestment of distributions	17,845,955	41,696,694

Redeemed	(148,191,676)	(66,476,747)

Net decrease in net assets from capital share transactions	(120,145,721)	(3,138,853)

Net decrease in net assets	(115,557,657)	(27,112,392)

NET ASSETS:

Beginning of the year	425,815,326	452,927,718

End of the year	$310,257,669	$425,815,326

(1)	For share transactions, see Note 6 in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

|  19

Financial Highlights

For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value,	Net	Net realized and	Total from	Dividends from	Distributions
	beginning of the	investment	unrealized gain/	investment	net investment	from net realized
	year	income (a)	(loss)	operations	income	capital gains
10/31/19	$10.89	$0.57	$0.13	$0.70	$(0.56)	$—
10/31/18	11.51	0.61	(0.15)	0.46	(0.83)	(0.23)
10/31/17	11.23	0.64	0.32	0.96	(0.55)	(0.13)
10/31/16	11.32	0.61	(0.03)	0.58	(0.58)	(0.09)
10/31/15	11.50	0.58	(0.11)	0.47	(0.54)	(0.11)

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.
(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on a Fund distributions or the redemption of Fund shares.

Amounts designated as “-“ are $0 or have been rounded to $0.

20 |

					Ratio of	Ratio of net
		Net asset		Net assets, end	expenses to	investment income	Portfolio
	Total	value, end of	Total	of the year	average net	to average net assets	turnover rate
Return of capital	distributions	the year	return (%) (b)	(000’s)	assets (%)	(%)	(%)
$–	$(0.56)	$11.03	6.62	$310,258	0.20	5.23	19
(0.02)	(1.08)	10.89	4.29	425,815	0.18	5.55	53
–	(0.68)	11.51	8.88	452,928	0.17	5.65	32
–	(0.67)	11.23	5.43	486,083	0.17	5.50	36
–	(0.65)	11.32	4.17	513,609	0.17	5.10	37

The accompanying notes are an integral part of the financial statements.

| 21

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

1.    Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.    Significant Accounting Policies. The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

a.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b.  Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

22 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

| 23

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2019. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Asset Categories	Fair Value at 10/31/2019	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)/ Weighted Average Value (If applicable)
Asset-Backed Securities	$3,697,114	Adjusted Vendor Pricing	Discount Rate	5.00%
Commercial Mortgage-Backed Securities	$2,838,750	Comparable Bond Method	Adjusted Recent Trade	$75.00
Residential Mortgage-Backed Securities	$1,259,434	Adjusted Vendor Pricing	Broker Quote Discount Rate	$97-$102.53(101.09) 1%-3%
Other Investment	$7,776,000	Cash Flow Pricing / Liquidity Waterfall	Discount Rate	19.44%

Level 3 securities with a total value of $5,285,879 have been valued using third party pricing information without adjustment and are excluded from the table above.

c.  Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

24 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d.  Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e.  Expenses. Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

f.  Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g.  Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

3.    Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI

| 25

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.  Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2019, the Fund paid $423,001 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Asset Manager Solutions, Inc. (“DST”) serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.    Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board.

26 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

6.    Capital Shares.

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
SHARE TRANSACTIONS:
Issued	934,016	1,955,633
Reinvestment of distributions	1,628,675	3,771,779
Redeemed	(13,542,276)	(5,950,904)

Net share transactions	(10,979,585)	(223,492)

7.    Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2019, were as follows:

	U.S. Government	Other
Purchases	$4,935,549	$57,304,889
Sales	$35,669,436	$161,074,039

8.    Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

During the year ended October 31, 2019, there were no permanent differences.

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2019 and the year ended October 31, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2019	$ 15,818,431	$ 2,027,524	$ –	$ 17,845,955
2018	23,183,646	10,226,359	8,286,689	41,696,694

| 27

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

As of October 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$ 421,433
Net Unrealized Appreciation	5,488,070

Total Distributable Earnings	$ 5,909,503

For Federal income tax purposes, the cost of securities owned at October 31, 2019, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, which are temporary adjustments for Federal income tax purposes in the current period. The Funds had no capital loss carryforwards at October 31, 2019.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$304,791,522	$8,507,932	$(3,019,862)	$5,488,070

9.    Risks.

Interest Rate Risk. As with most funds that invest in fixed-income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed-income securities (especially those with longer maturities and durations) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company’s interest-bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss.

Credit Risk. The credit rating or financial condition of an issuer may affect the value of a fixed-income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of

28 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Concentration Risk. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

High Yield Bond Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price

| 29

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below “B” are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (“ARMs”), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as “negative amortization payments”). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

30 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ or “Alt-A” loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (e.g., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

Liquidity Risk. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and

| 31

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

Collateralized Loan Obligations (“CLOs”) Risk. CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, respectively, in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described above. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received

32 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Government National Mortgage Association (“Ginnie Mae”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Agency Securities Risk. Certain obligations issued by U.S. government-sponsored agencies are backed solely by that agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Security Risk. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about

| 33

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Non-Diversification Risk. Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

State-Specific Risk. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities whose values are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

It is anticipated that the Fund will invest more than 25% of its assets in mortgage-backed securities with underlying properties in California. Investing in such a manner subjects the Fund to economic conditions and government policies within California. As a result, the Fund may be more susceptible to factors that adversely affect the California property, housing and mortgage markets than a mutual fund that does not have as great a concentration in California.

34 |

Notes to Financial Statements

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

10. Other. At October 31, 2019, 37% of Institutional Class total shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters. On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12. New Accounting Pronouncement. In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosure until the effective date.

13. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

| 35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Loomis Sayles Full Discretion Institutional Securitized Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the Funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with

36  |

Report of Independent Registered Public Accounting Firm

the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2019

We have served as the auditor of one or more investment companies in Loomis, Sayles & Company, L.P. since 2011.

|  37

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and

	Position with Trust	Principal
	and Length of Time	Occupation
Name and Year of Birth	Served[1]	in the Past Five Years
INTERESTED TRUSTEES [3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.
INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

38  |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

|  39

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Position
with the Trust
Name and	and Length of
Year of Birth	Time Served[1]
INDEPENDENT TRUSTEES[3]
Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)
Robert Mulhall (Born: 1958)	Trustee (since 2019)
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

40  |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Principal
Occupation	Other Directorships
During the Past Five Years	Held in the Past Five Years[2]

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

|  41

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Position
	with Trust	Principal
	and Length of	Occupation
Name and Year of Birth	Time Served	During the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

42  |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

|  43

Disclosure of Fund Expenses

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

44  |

Disclosure of Fund Expenses

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

		Ending
	Beginning	Account
Institutional Class	Account Value 5/1/2019	Value 10/31/2019	Expenses Paid During Period*
Actual	$1,000.00	$1,034.00	$1.03
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

* Expenses are equal to the Fund’s annualized expense ratio, 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

|  45

Approval of Investment Advisory Agreement

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 21, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of

46  |

Approval of Investment Advisory Agreement

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the

|  47

Approval of Investment Advisory Agreement

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

48  |

Approval of Investment Advisory Agreement

October 31, 2019

Loomis Sayles Full Discretion Institutional Securitized Fund {continued}

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

|  49

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2019, the Fund is designating the following items with regard to distributions paid during the period:

Dividends
Qualifying
for Corporate
Long Term	Ordinary			Dividend	Qualifying	U.S.		Qualified Short-
Capital Gain	Income	Return of	Total	Receivable	Dividend	Government	Interest Related	Term Capital
Distribution	Distributions	Capital	Distributions	Deduction(1)	Income(2)	Interest(3)	Dividends(4)	Gain(5)

10.09%	89.91%	0.00%	100.00%	0.00%	0.00%	0.00%	95.63%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

50  |

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$6,000	None	$57,000	$6,000	None	None
(d)	All Other Fees	None	None	$97,500	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$608,176	None	None	$936,860	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(3)	$11,559	None	None	$19,532	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$68,000	None	None	$170,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$89,000	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Tax return preparation.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $160,500 and $6,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $11,559 and $19,532 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $89,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 9, 2020

*	Print the name and title of each signing officer under his or her signature.